UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. __________)

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

STELLAR BIOTECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: ___________________

(2)	Aggregate number of securities to which transaction applies: ___________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): _________

(4)	Proposed maximum aggregate value of transaction: ___________________

(5)	Total fee paid: ___________________

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: ___________________

(2)	Form, Schedule or Registration Statement No.: ___________________

(3)	Filing Party: ___________________

(4)	Date Filed: ___________________

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of Stellar Biotechnologies, Inc. (the “Special Meeting”) to be held at the Holiday Inn Express, located at 350 E. Port Hueneme Road, Port Hueneme, California 93041, at 10:00 a.m. (Pacific Time) on Thursday, October 29, 2015. The official Notice of Special Meeting, together with a proxy statement and form of proxy, are enclosed.

The matter to be considered at the Special Meeting is an amendment to the Articles (the “Articles”) of Stellar Biotechnologies, Inc. (the “Company”) to increase the quorum requirement for shareholder action to meet the minimum quorum requirements for listing of the Company’s common shares on The NASDAQ Stock Exchange, LLC or another U.S. national stock exchange. The Board of Directors urges your careful and prompt consideration of the matter to be presented at the Special Meeting.

We invite all shareholders to attend the meeting in person. If you cannot be present, you may vote by mailing the enclosed proxy card or by other methods made available by your bank, broker or nominee. Voting by written proxy will ensure your representation at the Special Meeting if you choose not to attend in person. Please review the instructions on the proxy card or the information forwarded by your bank, broker or nominee concerning your voting options. Shareholders attending the Special Meeting may vote in person even if they have returned a proxy.

Sincerely,

/s/ Frank R. Oakes

Frank R. Oakes

President, Chief Executive Officer and Chairman of the Board of Directors

Port Hueneme, California

September 28, 2015

STELLAR BIOTECHNOLOGIES, INC.

332 E. Scott Street

Port Hueneme, California 93041

Telephone: (805) 488-2800

NOTICE OF SPECIAL MEETING

To be held on Thursday, October 29, 2015

To the Shareholders of Stellar Biotechnologies, Inc:

Notice is hereby given that Stellar Biotechnologies, Inc., a company incorporated under the laws of British Columbia (the “Company”), will hold a special meeting of its shareholders (the “Special Meeting”) at the Holiday Inn Express, located at 350 E. Port Hueneme Road, Port Hueneme, California 93041, commencing at 10:00 a.m. (Pacific Time), on Thursday, October 29, 2015, for the following purposes:

1.	To approve an amendment to the Company’s Articles to increase the quorum requirement for shareholder action; and

2.	To consider and act upon such other business that may properly come before the Special Meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on September 22, 2015, the record date, are entitled to receive notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

The Board of Directors unanimously recommends that you vote FOR the above proposal.

Your attendance or proxy is important to assure a quorum at the Special Meeting. Shareholders who do not expect to attend the Special Meeting in person are requested to complete and return the enclosed proxy, using the pre-addressed envelope provided. Any person giving a proxy has the power to revoke it at any time prior to its exercise and, if present at the Special Meeting, may withdraw it and vote in person. Attendance at the Special Meeting is limited to shareholders of the Company, their proxies and invited guests. All shareholders are cordially invited to attend the Special Meeting.

By Order of the Board of Directors:

/s/ Frank R. Oakes

Frank R. Oakes

President, Chief Executive Officer and Chairman

Port Hueneme, California

September 28, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON OCTOBER 29, 2015. The proxy materials relating to the Special Meeting are available at no cost online at http://www.shareholderproxy.com/stellar2015oct. You may also request copies of the proxy materials from our Investor Relations department as described herein.

STELLAR BIOTECHNOLOGIES, INC.

332 E. Scott Street

Port Hueneme, California 93041

Telephone: (805) 488-2800

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 29, 2015

This Proxy Statement is being furnished to you in connection with the solicitation by the Board of Directors (the “Board”) of Stellar Biotechnologies, Inc., a British Columbia corporation (“we”, “us”, “Stellar,” or the “Company”) of proxies in the accompanying form to be used at the Special Meeting of Shareholders of the Company to be held at the Holiday Inn Express, located at 350 E. Port Hueneme Road, Port Hueneme, California 93041, at 10:00 a.m. (Pacific Time), on Thursday, October 29, 2015, and any adjournments or postponements thereof (the “Special Meeting”).

The Board has fixed September 22, 2015 as the “record date” for determining those shareholders entitled to receive notice of, and to vote at, the Special Meeting. We intend to first mail or give this Proxy Statement and the accompanying proxy card to all shareholders entitled to vote on or about September 30, 2015.

Questions and Answers about the Proxy Materials and the Special Meeting

What proposal will be voted on at the Special Meeting?

The proposal to be voted on at the Special Meeting will be an amendment to the Company’s Articles to increase the quorum requirement for shareholder action.

How does the Board recommend that I vote on the proposal?

If no instructions are indicated on your signed proxy card, the proxy holders will vote in accordance with the recommendations of the Board. Our Board recommends that you vote “FOR” Proposal No. 1 to amend the Company’s Articles to increase the quorum requirement for shareholder action.

Will there be any other items of business on the agenda?

At present, management knows of no additional business to be presented at the Special Meeting, but if other business is presented, the persons named in the proxy card and acting under the proxy card as proxy holders will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

Who is entitled to vote at the Special Meeting?

Only shareholders of record at the close of business on September 22, 2015 may vote at the Special Meeting. As of the close of business on September 22, 2015, there were 7,984,758 common shares outstanding, all of which are entitled to vote at the Special Meeting. Each shareholder is entitled to one vote for each common share held as of the record date on all matters properly brought before the Special Meeting.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Shareholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Investor Services, Inc. (“Computershare”), you are considered, with respect to those shares, the shareholder of record. As a shareholder of record, we have mailed this Proxy Statement and proxy card directly to you.

Beneficial Owner. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.” In the United States, the vast majority of shares held by a broker or an agent of that broker (an “intermediary”) are registered under the name of Cede & Co., as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada such shares are registered under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms). Intermediaries are required to seek voting instructions from beneficial owners of shares in advance of shareholder meetings. Every intermediary has its own mailing procedures and provides its own return instructions to clients.

There are two kinds of beneficial owners: Objecting Beneficial Owners (“OBOs”) who object to their name being disclosed to the issuer of securities they own; or Non-Objecting Beneficial Owners (“NOBOs”) who do not object to the issuer of the securities knowing their identity.

NOBOs. The Company is taking advantage of the provisions of Canada National Instrument 54-101- Communication with Beneficial Owners of Securities of a Reporting Issuer, which permits the Company to deliver proxy-related materials directly to its NOBOs. As a result, NOBOs can expect to receive a Voting Instruction Form (“VIF”) from Computershare. The VIF is to be completed and returned to Computershare as set out in the instructions provided on the VIF. Computershare will tabulate the results of the VIFs received from NOBOs and will provide appropriate instructions at the Special Meeting with respect to the shares represented by the VIFs it receives. By choosing to send these materials to NOBOs directly, the Company (and not the intermediaries holding securities) has assumed responsibility for (i) delivering these materials to NOBOs, and (ii) executing proper voting instructions for NOBOs. If you are a beneficial owner who is a NOBO, you should return your VIF as specified in the request for voting instructions that was sent to you.

OBOs. If you are a beneficial owner who is an OBO, this Proxy Statement has been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction form included in the mailing. You should follow the instructions of your intermediary carefully to ensure your shares are voted at the Special Meeting. The form of proxy supplied to you by your intermediary will be similar to the proxy provided to the shareholders of record by the Company. However, its purpose is limited to instructing the intermediaries on how to vote your shares on your behalf.

Most brokers delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) in the United States and Canada. Broadridge will mail a VIF in lieu of the proxy card provided by the Company. The VIF will name the same persons as the Company’s proxy to represent your shares at the Special Meeting. You have the right to appoint a person (who need not be a beneficial owner of the Company), other than any of the persons designated in the VIF, to represent your shares at the Special Meeting and that person may be you. To exercise this right, insert the name of the desired representative (which may be you) in the blank space provided in the VIF and return the completed VIF to Broadridge either by mail or facsimile. Broadridge will then tabulate the results of all instructions received and provide appropriate instructions respecting the voting of shares to be represented at the Meeting and the appointment of any shareholder’s representative. If you receive a VIF from Broadridge, the VIF must be completed and returned to Broadridge, in accordance with its instructions, well in advance of the Special Meeting in order to have your shares voted, or to have an alternate representative duly appointed by you attend the Special Meeting and vote your shares at the Special Meeting.

If my shares are held in “street name” by my broker, and if I do not provide instructions, will my broker vote my shares for me?

Shares held in “street name” by a broker or nominee who indicates on a proxy that it does not have discretionary authority to vote those shares on a proposal are referred to as “broker non-votes.” Under current rules, brokers, banks or other nominees may not vote and have no discretionary authority to vote shares on the election of directors, executive compensation matters and other governance matters, or “non-routine” matters, unless they receive specific voting instructions from their clients.

Your bank or broker does not have discretion to vote uninstructed shares on the proposal in this Proxy Statement.

If you are a beneficial holder and do not provide specific voting instructions to your broker, the organization that holds your shares will not be authorized to vote on Proposal No. 1, the amendment to our Articles. Accordingly, for your vote to be counted, you now will need to communicate your voting decisions to your broker, bank, or other nominee before the date of the Special Meeting. We encourage you to vote promptly, even if you plan to attend the Special Meeting.

How do I vote my shares?

Shareholders can vote in person at the Special Meeting or by proxy. If you vote by proxy, the individuals named on the proxy card as your representatives will vote your shares in the manner you indicate. You may specify whether your shares should be voted “FOR” or voted “AGAINST” the proposal to be presented at the Special Meeting. You may vote your common shares by any of the following methods:

By Mail - Shareholders who receive a proxy card may vote by mail and should complete, sign and date their proxy cards and mail them in the pre-addressed envelopes that accompany the delivery of proxy cards. Proxy cards submitted by mail must be mailed by the date shown on the proxy card or the deadline imposed by your bank, broker or other agent for your shares to be voted.

By Telephone or the Internet - We have established telephone and Internet voting procedures for shareholders of record (“Registered Shareholders”). These procedures are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded. The toll free telephone number for telephone voting is 1-866-732-VOTE (8683) for all Registered Shareholders in North America. Registered Shareholders outside of North America may use the toll free telephone number +1-312-588-4290 for telephone voting. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded. The website for Internet voting is www.investorvote.com. Please have your proxy card handy when you go to the website. As with telephone voting, you will be able confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials. Telephone and Internet voting facilities for shareholders of record will be available 24 hours a day until 10:00 a.m. Pacific Time, on Tuesday, October 27, 2015. The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. We therefore recommend that you follow the voting instructions in the materials you receive. If you vote on the telephone or Internet, you do not have to return your proxy.

In Person - Shares held in your name as the shareholder of record may be voted by you in person at the Special Meeting. Shares held in “street name” may be voted by you in person at the Special Meeting only if you obtain a “legal proxy” from the bank, broker or other agent that holds your shares, which “legal proxy” grants you the right to vote the shares. You must present that “legal proxy” to attend the Special Meeting and to be entitled to vote in person shares that are held for you in “street name.”

What does it mean if I receive more than one proxy card?

If you hold your shares in multiple registrations, or in both registered and street name, you will receive a proxy card for each account. Please mark, sign, date, and return each proxy card you receive. If you choose to vote by telephone or Internet, please vote each proxy card you receive.

Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the Special Meeting. A proxy may be revoked at any time prior to its exercise:

•	by submitting a written notice revoking that proxy, addressed to our Secretary at our executive offices located at 332 E. Scott Street, Port Hueneme, California 93041, at any time up to and including the last business day before the Special Meeting,

•	if you submitted your proxy by telephone or the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be, or

•	at the Special Meeting prior to the taking of a vote.

Any shareholder entitled to vote at the Special Meeting may attend the meeting and vote in person on any matter presented for a vote to our shareholders at the meeting, whether or not that shareholder has previously given a proxy. However, attendance at the Special Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before any vote in which the proxy has been given. If you hold your shares in “street name” and have instructed your broker, bank or other nominee to vote your shares for you, you must follow directions received from your broker, bank or other nominee to change those instructions.

What constitutes a quorum?

Our Articles require the representation of at least one person entitled to vote at the Special Meeting who holds at least five percent of our issued common shares, in person or represented by proxy, or a duly appointed proxy holder or representative for a shareholder so entitled and holding or represented by proxy at least five percent of our issued common shares, in order to establish a quorum for the transaction of business. Abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present for the transaction of business at the Special Meeting.

What is the vote required for a proposal to pass?

The affirmative vote of a majority of shares present in person or by proxy at the Special Meeting and entitled to vote is required to approve the amendment to the Articles. With regard to this proposal, shares which are entitled to vote at the Special Meeting but abstain from voting on a matter will be excluded from the vote and will have no effect on its outcome.

Who will pay the costs of soliciting proxies and how are proxies solicited?

Proxies in the form enclosed are solicited by our Board of Directors. Solicitation of proxies will be made initially by mail. Proxies may also be solicited personally, by telephone, e-mail or by facsimile transmission by our directors, officers and other employees.

Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of our common shares held in their names. We will bear all costs and expenses incurred in connection with this solicitation, including the cost of printing and mailing these proxy materials and the expenses, charges and fees of brokers, custodians, nominees and other fiduciaries who, at the request of our management, mail material to, or otherwise communicate with, the beneficial owners of our common shares held of record by those brokers, custodians, nominees or other fiduciaries.

Attending the Special Meeting

Only shareholders, their proxies and our invited guests are permitted to attend the Special Meeting. To gain admittance, you must bring a form of personal identification to the Special Meeting, where your name will be verified against our shareholder list. If a nominee holds your shares and you plan to attend the Special Meeting, you should bring a brokerage statement showing your ownership of the shares as of the record date or a letter from the nominee confirming such ownership, and a form of personal identification. If you wish to vote your shares that are held by a nominee at the meeting, you must obtain a proxy from your nominee and bring such proxy to the meeting.

PROPOSAL 1 – TO APPROVE AN AMENDMENT TO THE

COMPANY’S ARTICLES TO INCREASE THE QUORUM REQUIREMENT FOR SHAREHOLDER ACTION

Background

On September 15, 2015, the Company’s Board of Directors approved, subject to shareholder approval, an amendment to the Company’s Articles to increase the quorum requirement for shareholder action. Such amendment would adjust the quorum requirement for the transaction of business at a shareholders’ meeting from 5% to 33-1/3% of the issued shares entitled to be voted at the meeting.

The Amended and Restated Articles of Stellar Biotechnologies, Inc. (the “Amended Articles”) will become effective upon deposit of the shareholders’ resolution approving the Amended Articles at the Company’s registered and records offices. Thereafter, the quorum requirement in connection with a shareholders meeting will be consistent with that required of companies listed on U.S. national stock exchanges.

Reasons for the Amendment

The Company’s current Articles (bylaws), which comply with the laws of British Columbia (its jurisdiction of incorporation) and the rules of the TSX Venture Exchange, provide for a quorum requirement for transaction of business at a meeting of shareholders of at least one person entitled to vote at such meeting who holds at least 5% of the outstanding common shares.

The Board of Directors believes that increasing the quorum requirement from the current 5% threshold to a 33-1/3% threshold is in the best interests of the Company’s shareholders, as it would lead to an increase in shareholder participation in the decision making process on significant issues facing the Company. In addition, because a higher quorum requirement is customary for U.S. issuers in general than that required under Canadian law, the Board of Directors believes that increasing our quorum requirement will better align the Company’s corporate governance and voting requirements with U.S. public companies of similar size in our industry.

In addition, the increase in the quorum requirement would facilitate the Company’s ability to secure approval for listing of its common shares on The NASDAQ Stock Exchange, LLC or another U.S. national stock exchange. We believe that the liquidity and marketability of our common shares in the United States will be adversely affected if they are not listed on a U.S. national stock exchange as U.S. investors can find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, our common shares. Although our common shares are currently quoted on the OTCQB under the symbol “SBOTD” (“SBOTF” after October 1, 2015) and listed on the TSX Venture Exchange in Canada under the symbol “KLH,” the Board of Directors believes that current and prospective investors will view an investment in our common shares more favorably if our common shares are listed on a recognized national stock exchange in the United States.

We cannot assure you that the amendment to increase our quorum requirement will have any of the desired effects described above. More specifically, we cannot assure you that after the increase in our quorum requirement, The NASDAQ Stock Exchange, LLC or any other recognized national stock exchange in the United States will approve the Company’s listing application. If the Company’s listing application were denied, the Company believes such denial could result in an adverse affect on the market price and liquidity of the trading market for our common shares, as well as our ability to obtain financing for the continuation of our operations. In addition, the Company could be impacted if there were a loss of confidence by investors, strategic partners and employees.

If the shareholders do not approve the amendment, it is unlikely that a U.S. national stock exchange will approve an application for the listing of our common shares. In such event, our common shares would continue to be quoted and traded on the OTCQB market and to be listed on the TSX Venture Exchange.

Potential Disadvantages of Approving the Amendment

The Board of Directors believes that the increase in the quorum requirement may result in management devoting more time to ensure the Company receives a sufficient number of proxies so that it can achieve quorum and hold its annual or special shareholder meetings. The Board of Directors and management may decide to hire a proxy solicitation firm, which would incur additional costs to the Company. Conversely, a reduced quorum requirement would eliminate certain management distractions by making it easier to ensure that a quorum for a shareholders meeting will be achieved and would eliminate the potential costs incurred in engaging a proxy solicitation firm.

Effect of Proposal 1

The proposed amendment would delete Section 11.3 of the Articles in its entirety and replace it with the following language:

“Subject to the special rights or restrictions attached to the shares of any class or series of shares, and to §11.4, the quorum for the transaction of business at a meeting of shareholders is at least one person who is, or who represents by proxy, one or more shareholders who, in the aggregate, hold at least thirty-three and one-third percent (33-1/3%) of the issued shares entitled to be voted at the meeting.”

If approved by shareholders, the amendment to the Company’s Articles will increase the quorum requirement for transaction of business at shareholders’ meetings to 33-1/3%, thereby facilitating greater shareholder participation at shareholder meetings. The higher quorum requirement will also enable the Company to meet corporate governance standards set by U.S. national stock exchanges in connection with the potential listing of its shares.

Text of Amended Articles

A copy of the full text of the proposed Amended Articles that is the subject of Proposal 1 is attached as Appendix A to this Proxy Statement.

Vote Required

The affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Special Meeting and entitled to vote is required for approval.

Recommendation of Our Board of Directors

Our Board of Directors recommends a vote “FOR” this proposal to approve an amendment to our Articles to increase the quorum requirement for shareholder action. We will vote your proxy accordingly unless you specify a contrary choice.

OTHER BUSINESS TO BE BROUGHT BEFORE THE MEETING

Our Board of Directors knows of no business that will be presented for action at the Special Meeting other than that described in the Notice of Special Meeting of Shareholders and this Proxy Statement. However, if any other business properly comes before the Special Meeting, it is the intention of the persons named in the proxy to vote on such matters in accordance with their judgment. If any other matters should be presented at the Special Meeting upon which a vote may properly be taken, the affirmative vote of the majority of shares voted at the Special Meeting is required for approval, unless otherwise required by law or our Notice of Articles or Articles.

SECURITY OWNERSHIP
OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as otherwise noted, the following tables set forth certain information as of September 15, 2015, with respect to the beneficial ownership of our common shares by: (1) all of our directors; (2) our named executive officers (as defined in Item 402(a)(3) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)); (3) all of our current directors and executive officers as a group; and (4) each person known by us to beneficially own more than 5% of our outstanding common shares.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission (“SEC”). Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all common shares that they beneficially own, subject to applicable community property laws.

Except as otherwise noted, common shares subject to options or warrants currently exercisable or exercisable within 60 days of September 15, 2015 are deemed outstanding for computing the share ownership and percentage of the person holding such options and warrants, but are not deemed outstanding for computing the percentage of any other person. Except as otherwise noted, the percentage ownership of our common shares of each person or entity named in the following table is based on 7,984,758 common shares outstanding as of September 15, 2015.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percentage of Shares Beneficially Owned
Ernesto Echavarria (2)	1,461,310	(3)	17.5%
Amaran Biotechnology Inc. (4)	714,286	(5)	8.7%
Frank R. Oakes	531,585	(6)	6.5%
Kathi Niffenegger	36,000	(7)	*
Herbert S. Chow, Ph.D (8)	110,433	(9)	1.4%
Catherine Brisson, Ph.D.	59,718	(10)	*
Gregory Baxter, Ph.D.	7,417	(11)	*
Tessie Che, Ph.D.	7,000	(12)	*
David L. Hill, Ph.D.	10,333	(13)	*
Daniel E. Morse, Ph.D.	149,443	(14)	1.9%
Mayank (Mike) Sampat	7,000	(15)	*
All directors and executive officers as a group (9 persons)	818,496	(16)	9.8%

* Percentage of shares beneficially owned does not exceed one percent.

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Stellar Biotechnologies, Inc., 332 E. Scott Street, Port Hueneme, California 93041.

(2)	The address of Mr. Echavarria is Blvd. Anaya, 1225 Culiacan Sinaloa, Mexico 80040.

(3)	This amount includes 425,333 shares issuable upon the exercise of warrants currently exercisable or exercisable within 60 days of September 15, 2015.

(4)	The address of Amaran Biotechnology Inc. is NO. 19 Sheng Yi 5th Rd. Zhubei City, Hsinchu County 30261, Taiwan (R.O.C.).

(5)	This amount includes 238,095 shares issuable upon the exercise of warrants currently exercisable or exercisable within 60 days of September 15, 2015.

(6)	This amount includes (i) 183,620 shares issuable upon the exercise of options, (ii) 4,000 shares issuable upon the exercise of warrants, each as currently exercisable or exercisable within 60 days of September 15, 2015, and (iii) 150,000 shares under a call option for which Mr. Oakes retains voting power over the shares; and excludes 31,897 common shares and 5,000 common shares issuable upon the exercise of outstanding options which are held by Mr. Oakes’ spouse who has sole voting and dispositive power over the securities, and as to which Mr. Oakes disclaims beneficial ownership. Mr. Oakes does not have the power to vote or dispose of, or to direct the voting or disposition of, the shares held by his spouse, or with respect to any shares acquired under her outstanding options.

(7)	Represents 36,000 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of September 15, 2015.

(8)	Dr. Chow resigned from our Company, effective December 10, 2014 and his beneficial ownership is reflected as of December 31, 2014.

(9)	This amount includes (i) 50,417 shares issuable upon the exercise of options and (ii) 3,840 shares issuable upon the exercise warrants, each as currently exercisable or exercisable within 60 days of December 31, 2014.

(10)	This amount includes 44,250 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of September 15, 2015.

(11)	Represents 7,417 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of September 15, 2015.

(12)	Represents 7,000 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of September 15, 2015.

(13)	This amount includes 8,333 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of September 15, 2015.

(14)	This amount includes 52,933 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of September 15, 2015.

(15)	Represents 7,000 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of September 15, 2015.

(16)	This amount includes (i) 356,553 shares issuable upon the exercise of options and (ii) 4,000 shares issuable upon the exercise of warrants, currently exercisable or exercisable within 60 days of September 15, 2015.

Shareholder Proposals for 2016 Annual Meeting

If a shareholder wishes to present a proposal to be included in our proxy statement and form of proxy for our 2016 annual meeting of shareholders, the proponent and the proposal must comply with the proxy proposal submission rules of the Exchange Act and Rule 14a-8 promulgated thereunder. One of the requirements is that the proposal must be received by our Secretary at our executive offices in Port Hueneme, California no later than the close of business on September 21, 2015, which is 120 calendar days before January 19, 2016, the anniversary date that the proxy statement was released to shareholders in connection with the 2015 annual meeting of shareholders. Such proposal must also comply with the applicable requirements as to form and substance established by the SEC if those proposals are to be included in the proxy statement and form of proxy. If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of the 2015 annual meeting of shareholders, then the deadline is a reasonable time before we begin to print and mail proxy materials.

Other Shareholder Proposals. The Company’s Board of Directors has approved an advance notice policy, which was subsequently approved by our shareholders at our 2014 annual meeting of shareholders, that requires advance notice be given to us in certain circumstances where nominations of persons for election to our Board of Directors are made by our shareholders.

In the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 days nor more than 65 days prior to the date of the annual meeting. However, in the event that the annual meeting is to be held on a date that is less than 40 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the tenth day following such public announcement.

In the case of a special meeting of shareholders (which is not also an annual meeting), notice to the Company must be made not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting was made.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

No director or executive officer of the Company, or any person who has held such a position since the beginning of the last completed financial year of the Company, nor any associate or affiliate of the foregoing persons, has any substantial or material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Special Meeting.

HOUSEHOLDING INFORMATION

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of these proxy materials may have been sent to multiple shareholders in each household. We will promptly deliver a separate copy of these proxy materials to any shareholder upon written or verbal request to us at our executive offices at 332 E. Scott Street, Port Hueneme, California 93041, telephone: (805) 488-2800. Any shareholder who wants to receive separate copies of proxy materials in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact that shareholder’s bank, broker, or other nominee record holder, or that shareholder may contact us at the address and phone number set forth above.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this proxy statement, on the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F. Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F. Street, N.E., Washington, D.C. 20549. We distribute to our shareholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information.

Through our website, http://www.stellarbiotechnologies.com, we make available free of charge all of our SEC filings, including our proxy statements, our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q, and our Current Reports on Form 8-K, as well as Forms 3, Forms 4, and Forms 5 of our directors, officers, and principal shareholders, together with amendments to these reports filed or furnished pursuant to Sections 13(a), 15(d), or 16 of the Exchange Act. Any requests for copies of this Proxy Statement, form of proxy, information, reports or other filings with the SEC should be directed to our Secretary at our executive offices at 332 E. Scott Street, Port Hueneme, California 93041, telephone: (805) 488-2800.

The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the Special Meeting, we recommend that you sign the proxy card attached to the printed copies of the proxy materials and return it by following the instructions on the proxy card, or vote by telephone or the Internet so that your vote will be counted if you later decide not to attend the Special Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Frank R. Oakes

Frank R. Oakes

President, Chief Executive Officer and Chairman

September 28, 2015

Appendix A

BUSINESS CORPORATIONS ACT

AMENDED AND RESTATED

ARTICLES

OF

Stellar biotechnologies, INC.

(the “Company”)

BUSINESS CORPORATIONS ACT

AMENDED AND RESTATED

ARTICLES

OF

Stellar Biotechnologies, INC.

(the “Company”)

Number:

Part 1

Interpretation

Definitions

1.1                  In these Articles, unless the context otherwise requires:

(a)        “Act” means the Business Corporations Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(b)         “board of directors”, “directors” and “board” mean the directors or sole director of the Company for the time being;

(c)        “Interpretation Act” means the Interpretation Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(d)        “legal personal representative” means the personal or other legal representative of the shareholder;

(e)        “registered address” of a shareholder means the shareholder’s address as recorded in the central securities register;

(f)        “seal” means the seal of the Company, if any;

(g)        “share” means a share in the share structure of the Company; and

(h)        “special majority” means the majority of votes described in §11.2 which is required to pass a special resolution.

Act and Interpretation Act Definitions Applicable

1.2                      The definitions in the Act and the definitions and rules of construction in the Interpretation Act, with the necessary changes, so far as applicable, and except as the context requires otherwise, apply to these Articles as if they were an enactment. If there is a conflict between a definition in the Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Act will prevail. If there is a conflict or inconsistency between these Articles and the Act, the Act will prevail.

Part 2

SHARES AND SHARE CERTIFICATES

Authorized Share Structure

2.1                      The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.

Form of Share Certificate

2.2                      Each share certificate issued by the Company must comply with, and be signed as required by, the Act.

Shareholder Entitled to Certificate or Acknowledgment

2.3                      Each shareholder is entitled, without charge, to (a) one share certificate representing the shares of each class or series of shares registered in the shareholder’s name or (b) a non-transferable written acknowledgment of the shareholder’s right to obtain such a share certificate, provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate or acknowledgment and delivery of a share certificate or an acknowledgment to one of several joint shareholders or to a duly authorized agent of one of the joint shareholders will be sufficient delivery to all.

Delivery by Mail

2.4                      Any share certificate or non-transferable written acknowledgment of a shareholder’s right to obtain a share certificate may be sent to the shareholder by mail at the shareholder’s registered address and neither the Company nor any director, officer or agent of the Company is liable for any loss to the shareholder because the share certificate or acknowledgement is lost in the mail or stolen.

Replacement of Worn Out or Defaced Certificate or Acknowledgement

2.5                      If a share certificate or a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate is worn out or defaced, the Company must, on production of the share certificate or acknowledgment, as the case may be, and on such other terms, if any, as are deemed fit:

(a)        cancel the share certificate or acknowledgment; and

(b)        issue a replacement share certificate or acknowledgment.

Replacement of Lost, Stolen or Destroyed Certificate or Acknowledgment

2.6                      If a share certificate or a non-transferable written acknowledgment of a shareholder’s right to obtain a share certificate is lost, stolen or destroyed, the Company must issue a replacement share certificate or acknowledgment, as the case may be, to the person entitled to that share certificate or acknowledgment, if it receives:

(a)        proof satisfactory to it of the loss, theft or destruction; and

(b)        any indemnity the directors consider adequate.

Splitting Share Certificates

2.7                      If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder’s name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the share certificate so surrendered, the Company must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request.

Certificate Fee

2.8                      There must be paid to the Company, in relation to the issue of any share certificate under §2.5, §2.6 or §2.7, the amount, if any, not exceeding the amount prescribed under the Act, determined by the directors.

Recognition of Trusts

2.9                      Except as required by law or statute or these Articles, no person will be recognized by the Company as holding any share upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as required by law or statute or these Articles or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.

Part 3

ISSUE OF SHARES

Directors Authorized

3.1                      Subject to the Act and the rights, if any, of the holders of issued shares of the Company, the Company may allot, issue, sell or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the consideration (including any premium at which shares with par value may be issued) that the directors may determine. The issue price for a share with par value must be equal to or greater than the par value of the share.

Commissions and Discounts

3.2                       The Company may at any time pay a reasonable commission or allow a reasonable discount to any person in consideration of that person’s purchase or agreement to purchase shares of the Company from the Company or any other person’s procurement or agreement to procure purchasers for shares of the Company.

Brokerage

3.3                       The Company may pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.

Conditions of Issue

3.4                       Except as provided for by the Act, no share may be issued until it is fully paid. A share is fully paid when:

(a)         consideration is provided to the Company for the issue of the share by one or more of the following:

(i)        past services performed for the Company;

(ii)        property;

(iii)        money; and

(b)        the value of the consideration received by the Company equals or exceeds the issue price set for the share under §3.1.

Share Purchase Warrants and Rights

3.5                       Subject to the Act, the Company may issue share purchase warrants, options and rights upon such terms and conditions as the directors determine, which share purchase warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.

Part 4

SHARE REGISTERS

Central Securities Register

4.1                      As required by and subject to the Act, the Company must maintain in British Columbia a central securities register and may appoint an agent to maintain such register. The directors may appoint one or more agents, including the agent appointed to keep the central securities register, as transfer agent for shares or any class or series of shares and the same or another agent as registrar for shares or such class or series of shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.

Part 5

SHARE TRANSFERS

Registering Transfers

5.1                      A transfer of a share must not be registered unless the Company or the transfer agent or registrar for the class or series of shares to be transferred has received:

(a)        except as exempted by the Act, a duly signed proper instrument of transfer in respect of the share;

(b)        if a share certificate has been issued by the Company in respect of the share to be transferred, that share certificate;

(c)        if a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate has been issued by the Company in respect of the share to be transferred, that acknowledgment; and

(d)        such other evidence, if any, as the Company or the transfer agent or registrar for the class or series of share to be transferred may require to prove the title of the transferor or the transferor’s right to transfer the share, the due signing of the instrument of transfer and the right of the transferee to have the transfer registered.

Form of Instrument of Transfer

5.2                      The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company’s share certificates of that class or series or in some other form that may be approved by the directors.

Transferor Remains Shareholder

5.3                      Except to the extent that the Act otherwise provides, the transferor of a share is deemed to remain the holder of it until the name of the transferee is entered in a securities register of the Company in respect of the transfer.

Signing of Instrument of Transfer

5.4                      If a shareholder, or the shareholder’s duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified, all the shares represented by the share certificates or set out in the written acknowledgments deposited with the instrument of transfer:

(a)        in the name of the person named as transferee in that instrument of transfer; or

(b)        if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered.

Enquiry as to Title Not Required

5.5                      Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares transferred, of any interest in such shares, of any share certificate representing such shares or of any written acknowledgment of a right to obtain a share certificate for such shares.

Transfer Fee

5.6                      There must be paid to the Company, in relation to the registration of a transfer, the amount, if any, determined by the directors.

Part 6

TRANSMISSION OF SHARES

Legal Personal Representative Recognized on Death

6.1                      In case of the death of a shareholder, the legal personal representative of the shareholder, or in the case of shares registered in the shareholder’s name and the name of another person in joint tenancy, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder’s interest in the shares. Before recognizing a person as a legal personal representative of a shareholder, the Company shall receive the documentation required by the Act.

Rights of Legal Personal Representative

6.2                      The legal personal representative of a shareholder has the same rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles, provided the documents required by the Act and the directors have been deposited with the Company. This §6.2 does not apply in the case of the death of a shareholder with respect to shares registered in the name of the shareholder and the name of another person in joint tenancy.

Part 7

PURCHASE, redeem or otherwise acquire SHARES

Company Authorized to Purchase, Redeem or Otherwise Acquire Shares

7.1                      Subject to §7.2, the special rights or restrictions attached to the shares of any class or series and the Act, the Company may, if authorized by the directors, purchase, redeem or otherwise acquire any of its shares at the price and upon the terms determined by the directors.

Purchase When Insolvent

7.2                      The Company must not make a payment or provide any other consideration to purchase, redeem or otherwise acquire any of its shares if there are reasonable grounds for believing that:

(a)        the Company is insolvent; or

(b)        making the payment or providing the consideration would render the Company insolvent.

Sale and Voting of Purchased, Redeemed or Otherwise Acquired Shares

7.3                      If the Company retains a share redeemed, purchased or otherwise acquired by it, the Company may sell, gift or otherwise dispose of the share, but, while such share is held by the Company, it:

(a)        is not entitled to vote the share at a meeting of its shareholders;

(b)        must not pay a dividend in respect of the share; and

(c)        must not make any other distribution in respect of the share.

Company Entitled to Purchase, Redeem or Otherwise Acquire Share Fractions

7.4                      The Company may, without prior notice to the holders, purchase, redeem or otherwise acquire for fair value any and all outstanding share fractions of any class or kind of shares in its authorized share structure as may exist at any time and from time to time. Upon the Company delivering the purchase funds and confirmation of purchase or redemption of the share fractions to the holders’ registered or last known address, or if the Company has a transfer agent then to such agent for the benefit of and forwarding to such holders, the Company shall thereupon amend its central securities register to reflect the purchase or redemption of such share fractions and if the Company has a transfer agent, shall direct the transfer agent to amend the central securities register accordingly. Any holder of a share fraction, who upon receipt of the funds and confirmation of purchase or redemption of same, disputes the fair value paid for the fraction, shall have the right to apply to the court to request that it set the price and terms of payment and make consequential orders and give directions the court considers appropriate, as if the Company were the “acquiring person” as contemplated by Division 6, Compulsory Acquisitions, under the Act and the holder were an “offeree” subject to the provisions contained in such Division, mutatis mutandis.

Part 8

BORROWING POWERS

8.1                      The Company, if authorized by the directors, may:

(a)        borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that they consider appropriate;

(b)        issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person and at such discounts or premiums and on such other terms as the directors consider appropriate;

(c)        guarantee the repayment of money by any other person or the performance of any obligation of any other person; and

(d)        mortgage, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company.

8.2                      The powers conferred under this Part 8 shall be deemed to include the powers conferred on a company by Division VII of the Special Corporations Powers Act being chapter P-16 of the Revised Statutes of Quebec, 1988, and every statutory provision that may be substituted therefor or for any provision therein.

Part 9

ALTERATIONS

Alteration of Authorized Share Structure

9.1                      Subject to §9.2 and the Act, the Company may by ordinary resolution (or a resolution of the directors in the case of §9.1(c) or §9.1(f)):

(a)        create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;

(b)        increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

(c)        subdivide or consolidate all or any of its unissued, or fully paid issued, shares;

(d)        if the Company is authorized to issue shares of a class of shares with par value:

(i)        decrease the par value of those shares; or

(ii)        if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

(e)        change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value;

(f)        alter the identifying name of any of its shares; or

(g)        otherwise alter its shares or authorized share structure when required or permitted to do so by the Act where it does not specify by a special resolution;

and, if applicable, alter its Notice of Articles and Articles accordingly.

Special Rights or Restrictions

9.2                      Subject to the Act and in particular those provisions of the Act relating to the rights of holders of outstanding shares to vote if their rights are prejudiced or interfered with, the Company may by ordinary resolution:

(a)        create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares, whether or not any or all of those shares have been issued; or

(b)        vary or delete any special rights or restrictions attached to the shares of any class or series of shares, whether or not any or all of those shares have been issued,

and alter its Notice of Articles and Articles accordingly.

Change of Name

9.3                      The Company may by resolution of the directors authorize an alteration to its Notice of Articles in order to change its name or adopt or change any translation of that name.

Other Alterations

9.4                      If the Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by ordinary resolution alter these Articles.

Part 10

MEETINGS OF SHAREHOLDERS

Annual General Meetings

10.1                    Unless an annual general meeting is deferred or waived in accordance with the Act, the Company must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and after that must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and place as may be determined by the directors.

Resolution Instead of Annual General Meeting

10.2                    If all the shareholders who are entitled to vote at an annual general meeting consent in writing by a unanimous resolution to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this §10.2, select as the Company’s annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.

Calling of Meetings of Shareholders

10.3                    The directors may, at any time, call a meeting of shareholders.

Notice for Meetings of Shareholders

10.4                    The Company must send notice of the date, time and location of any meeting of shareholders (including, without limitation, any notice specifying the intention to propose a resolution as an exceptional resolution, a special resolution or a special separate resolution, and any notice to consider approving an amalgamation into a foreign jurisdiction, an arrangement or the adoption of an amalgamation agreement, and any notice of a general meeting, class meeting or series meeting), in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by ordinary resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:

(a)        if the Company is a public company, 21 days;

(b)        otherwise, 10 days.

Record Date for Notice

10.5                    The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:

(a)        if the Company is a public company, 21 days;

(b)        otherwise, 10 days.

If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

Record Date for Voting

10.6                    The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Act, by more than four months. If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

Failure to Give Notice and Waiver of Notice

10.7                    The accidental omission to send notice of any meeting of shareholders to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive that entitlement or may agree to reduce the period of that notice. Attendance of a person at a meeting of shareholders is a waiver of entitlement to notice of the meeting unless that person attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

Notice of Special Business at Meetings of Shareholders

10.8                    If a meeting of shareholders is to consider special business within the meaning of §11.1, the notice of meeting must:

(a)        state the general nature of the special business; and

(b)        if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders:

(i)        at the Company’s records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and

(ii)        during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

Place of Meetings

10.9                    In addition to any location in British Columbia, any general meeting may be held in any location outside British Columbia approved by a resolution of the directors.

Part 11

PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

Special Business

11.1                    At a meeting of shareholders, the following business is special business:

(a)        at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;

(b)        at an annual general meeting, all business is special business except for the following:

(i)        business relating to the conduct of or voting at the meeting;

(ii)        consideration of any financial statements of the Company presented to the meeting;

(iii)        consideration of any reports of the directors or auditor;

(iv)        the setting or changing of the number of directors;

(v)        the election or appointment of directors;

(vi)        the appointment of an auditor;

(vii)        the setting of the remuneration of an auditor;

(viii)        business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution;

(ix)        any other business which, under these Articles or the Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders.

Special Majority

11.2                    The majority of votes required for the Company to pass a special resolution at a general meeting of shareholders is two-thirds of the votes cast on the resolution.

Quorum

11.3                    Subject to the special rights or restrictions attached to the shares of any class or series of shares, and to §11.4, the quorum for the transaction of business at a meeting of shareholders is at least one person who is, or who represents by proxy, one or more shareholders who, in the aggregate, hold at least thirty-three and one-third percent (33 1/3%) of the issued shares entitled to be voted at the meeting.

One Shareholder May Constitute Quorum

11.4                    If there is only one shareholder entitled to vote at a meeting of shareholders:

(a)        the quorum is one person who is, or who represents by proxy, that shareholder, and

(b)        that shareholder, present in person or by proxy, may constitute the meeting.

Persons Entitled to Attend Meeting

11.5                    In addition to those persons who are entitled to vote at a meeting of shareholders, the only other persons entitled to be present at the meeting are the directors, the president (if any), the secretary (if any), the assistant secretary (if any), any lawyer for the Company, the auditor of the Company, any persons invited to be present at the meeting by the directors or by the chair of the meeting and any persons entitled or required under the Act or these Articles to be present at the meeting; but if any of those persons does attend the meeting, that person is not to be counted in the quorum and is not entitled to vote at the meeting unless that person is a shareholder or proxy holder entitled to vote at the meeting.

Requirement of Quorum

11.6                    No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.

Lack of Quorum

11.7                    If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present:

(a)        in the case of a general meeting requisitioned by shareholders, the meeting is dissolved, and

(b)        in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place.

Lack of Quorum at Succeeding Meeting

11.8                    If, at the meeting to which the meeting referred to in §11.7(b) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting, the person or persons present and being, or representing by proxy, two or more shareholders entitled to attend and vote at the meeting shall be deemed to constitute a quorum.

Chair

11.9                   The following individual is entitled to preside as chair at a meeting of shareholders:

(a)        the chair of the board, if any; or

(b)        if the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any.

Selection of Alternate Chair

11.10                  If, at any meeting of shareholders, there is no chair of the board or president present within 15 minutes after the time set for holding the meeting, or if the chair of the board and the president are unwilling to act as chair of the meeting, or if the chair of the board and the president have advised the secretary, if any, or any director present at the meeting, that they will not be present at the meeting, the directors present may choose either one of their number or the solicitor of the Company to be chair of the meeting. If all of the directors present decline to take the chair or fail to so choose or if no director is present or the solicitor of the Company declines to take the chair, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.

Adjournments

11.11                  The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

Notice of Adjourned Meeting

11.12                  It is not necessary to give any notice of an adjourned meeting of shareholders or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

Decisions by Show of Hands or Poll

11.13                  Subject to the Act, every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by any shareholder entitled to vote who is present in person or by proxy.

Declaration of Result

11.14                  The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under §11.13, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.

Motion Need Not be Seconded

11.15                  No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

Casting Vote

11.16                  In case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

Manner of Taking Poll

11.17                  Subject to §11.18, if a poll is duly demanded at a meeting of shareholders:

(a)        the poll must be taken:

(i)        at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs; and

(ii)        in the manner, at the time and at the place that the chair of the meeting directs;

(b)        the result of the poll is deemed to be the decision of the meeting at which the poll is demanded; and

(c)        the demand for the poll may be withdrawn by the person who demanded it.

Demand for Poll on Adjournment

11.18                  A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

Chair Must Resolve Dispute

11.19                  In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the dispute, and the determination of the chair made in good faith is final and conclusive.

Casting of Votes

11.20                  On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

No Demand for Poll on Election of Chair

11.21                  No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

Demand for Poll Not to Prevent Continuance of Meeting

11.22                  The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.

Retention of Ballots and Proxies

11.23                  The Company must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during normal business hours by any shareholder or proxyholder entitled to vote at the meeting. At the end of such three month period, the Company may destroy such ballots and proxies.

Part 12

VOTES OF SHAREHOLDERS

Number of Votes by Shareholder or by Shares

12.1                    Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under §12.3:

(a)        on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote; and

(b)        on a poll, every shareholder entitled to vote on the matter has one vote in respect of each share entitled to be voted on the matter and held by that shareholder and may exercise that vote either in person or by proxy.

Votes of Persons in Representative Capacity

12.2                    A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is a legal personal representative or a trustee in bankruptcy for a shareholder who is entitled to vote at the meeting.

Votes by Joint Holders

12.3                    If there are joint shareholders registered in respect of any share:

(a)        any one of the joint shareholders may vote at any meeting of shareholders, personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or

(b)        if more than one of the joint shareholders is present at any meeting of shareholders, personally or by proxy, and more than one of them votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.

Legal Personal Representatives as Joint Shareholders

12.4                    Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of §12.3, deemed to be joint shareholders registered in respect of that share.

Representative of a Corporate Shareholder

12.5                    If a corporation, that is not a subsidiary of the Company, is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Company, and:

(a)        for that purpose, the instrument appointing a representative must be received:

(i)        at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, two business days before the day set for the holding of the meeting or any adjourned meeting; or

(ii)        at the meeting or any adjourned meeting, by the chair of the meeting or adjourned meeting or by a person designated by the chair of the meeting or adjourned meeting;

(b)        if a representative is appointed under this §12.5:

(i)        the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and

(ii)        the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.

Evidence of the appointment of any such representative may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

Proxy Provisions Do Not Apply to All Companies

12.6                    If and for so long as the Company is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply, then §12.7 to §12.15 are not mandatory, however the directors of the Company are authorized to apply all or part of such sections or to adopt alternative procedures for proxy form, deposit and revocation procedures to the extent that the directors deem necessary in order to comply with securities laws applicable to the Company.

Appointment of Proxy Holders

12.7                    Every shareholder of the Company entitled to vote at a meeting of shareholders may, by proxy, appoint one or more (but not more than two) proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.

Alternate Proxy Holders

12.8                    A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

Proxy Holder Need Not Be Shareholder

12.9                    A proxy holder need not be a shareholder of the Company.

Deposit of Proxy

12.10                  A proxy for a meeting of shareholders must:

(a)        be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, two business days before the day set for the holding of the meeting or any adjourned meeting; or

(b)        unless the notice provides otherwise, be received, at the meeting or any adjourned meeting, by the chair of the meeting or adjourned meeting or by a person designated by the chair of the meeting or adjourned meeting.

A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages, including through Internet or telephone voting or by email, if permitted by the notice calling the meeting or the information circular for the meeting.

Validity of Proxy Vote

12.11                   A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:

(a)        at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting or any adjourned meeting at which the proxy is to be used; or

(b)        at the meeting or any adjourned meeting by the chair of the meeting or adjourned meeting, before any vote in respect of which the proxy has been given has been taken.

Form of Proxy

12.12                   A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:

[name of company]

(the “Company”)

The undersigned, being a shareholder of the Company, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders of the Company to be held on [month, day, year] and at any adjournment of that meeting.

Number of shares in respect of which this proxy is given (if no number is specified, then this proxy if given in respect of all shares registered in the name of the undersigned): _____________________

Signed [month, day, year]

[Signature of shareholder]

[Name of shareholder—printed]

Revocation of Proxy

12.13                   Subject to §12.14, every proxy may be revoked by an instrument in writing that is received:

(a)        at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting or any adjourned meeting at which the proxy is to be used; or

(b)        at the meeting or any adjourned meeting, by the chair of the meeting or adjourned meeting, before any vote in respect of which the proxy has been given has been taken.

Revocation of Proxy Must Be Signed

12.14                   An instrument referred to in §12.13 must be signed as follows:

(a)        if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or the shareholder’s legal personal representative or trustee in bankruptcy;

(b)        if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under §12.5.

Production of Evidence of Authority to Vote

12.15                   The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

Part 13

DIRECTORS

First Directors; Number of Directors

13.1                    The first directors are the persons designated as directors of the Company in the Notice of Articles that applies to the Company when it is recognized under the Act. The number of directors, excluding additional directors appointed under §14.8, is set at:

(a)        subject to §(b) and §(c), the number of directors that is equal to the number of the Company’s first directors;

(b)        if the Company is a public company, the greater of three and the most recently set of:

(i)        the number of directors set by a resolution of the directors (whether or not previous notice of the resolution was given); and

(ii)        the number of directors in office pursuant to §14.4;

(c)        if the Company is not a public company, the most recently set of:

(i)        the number of directors set by a resolution of the directors (whether or not previous notice of the resolution was given); and

(ii)        the number of directors in office pursuant to §14.4.

Change in Number of Directors

13.2                    If the number of directors is set under §13.1(b)(i) or §13.1(c)(i):

(a)        the shareholders may elect or appoint the directors needed to fill any vacancies in the board of directors up to that number; or

(b)        if the shareholders do not elect or appoint the directors needed to fill any vacancies in the board of directors up to that number then the directors, subject to §14.8, may appoint directors to fill those vacancies.

Directors’ Acts Valid Despite Vacancy

13.3                    An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.

Qualifications of Directors

13.4                    A director is not required to hold a share as qualification for his or her office but must be qualified as required by the Act to become, act or continue to act as a director.

Remuneration of Directors

13.5                    The directors are entitled to the remuneration for acting as directors, if any, as the directors may from time to time determine. If the directors so decide, the remuneration of the directors, if any, will be determined by the shareholders.

Reimbursement of Expenses of Directors

13.6                    The Company must reimburse each director for the reasonable expenses that he or she may incur in and about the business of the Company.

Special Remuneration for Directors

13.7                    If any director performs any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director, he or she may be paid remuneration fixed by the directors, or at the option of the directors, fixed by ordinary resolution, and such remuneration will be in addition to any other remuneration that he or she may be entitled to receive.

Gratuity, Pension or Allowance on Retirement of Director

13.8                    Unless otherwise determined by ordinary resolution, the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his or her spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

Part 14

ELECTION AND REMOVAL OF DIRECTORS

Election at Annual General Meeting

14.1                    At every annual general meeting and in every unanimous resolution contemplated by §10.2:

(a)        the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors for the time being set under these Articles; and

(b)        all the directors cease to hold office immediately before the election or appointment of directors under §(a), but are eligible for re-election or re-appointment.

Consent to be a Director

14.2                    No election, appointment or designation of an individual as a director is valid unless:

(a)        that individual consents to be a director in the manner provided for in the Act;

(b)        that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director; or

(c)        with respect to first directors, the designation is otherwise valid under the Act.

Failure to Elect or Appoint Directors

14.3                     If:

(a)        the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by §10.2, on or before the date by which the annual general meeting is required to be held under the Act; or

(b)        the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by §10.2, to elect or appoint any directors;

then each director then in office continues to hold office until the earlier of:

(c)        when his or her successor is elected or appointed; and

(d)        when he or she otherwise ceases to hold office under the Act or these Articles.

Places of Retiring Directors Not Filled

14.4                    If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles but their term of office shall expire when new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.

Directors May Fill Casual Vacancies

14.5                    Any casual vacancy occurring in the board of directors may be filled by the directors.

Remaining Directors Power to Act

14.6                    The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or of calling a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Act, for any other purpose.

Shareholders May Fill Vacancies

14.7                    If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the shareholders may elect or appoint directors to fill any vacancies on the board of directors.

Additional Directors

14.8                    Notwithstanding §13.1 and §13.2, between annual general meetings or by unanimous resolutions contemplated by §10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this §14.8 must not at any time exceed:

(a)        one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office; or

(b)        in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this §14.8.

Any director so appointed ceases to hold office immediately before the next election or appointment of directors under §14.1(a), but is eligible for re-election or re-appointment.

Ceasing to be a Director

14.9                    A director ceases to be a director when:

(a)        the term of office of the director expires;

(b)        the director dies;

(c)        the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or

(d)        the director is removed from office pursuant to §14.10 or §14.11.

Removal of Director by Shareholders

14.10                 The Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.

Removal of Director by Directors

14.11                 The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

Part 15

ALTERNATE DIRECTORS

Appointment of Alternate Director

15.1                  Any director (an “appointor”) may by notice in writing received by the Company appoint any person (an “appointee”) who is qualified to act as a director to be his or her alternate to act in his or her place at meetings of the directors or committees of the directors at which the appointor is not present unless (in the case of an appointee who is not a director) the directors have reasonably disapproved the appointment of such person as an alternate director and have given notice to that effect to his or her appointor within a reasonable time after the notice of appointment is received by the Company.

Notice of Meetings

15.2                   Every alternate director so appointed is entitled to notice of meetings of the directors and of committees of the directors of which his or her appointor is a member and to attend and vote as a director at any such meetings at which his or her appointor is not present.

Alternate for More than One Director Attending Meetings

15.3                   A person may be appointed as an alternate director by more than one director, and an alternate director:

(a)        will be counted in determining the quorum for a meeting of directors once for each of his or her appointors and, in the case of an appointee who is also a director, once more in that capacity;

(b)        has a separate vote at a meeting of directors for each of his or her appointors and, in the case of an appointee who is also a director, an additional vote in that capacity;

(c)        will be counted in determining the quorum for a meeting of a committee of directors once for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a directors, once more in that capacity; and

(d)        has a separate vote at a meeting of a committee of directors for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, an additional vote in that capacity.

Consent Resolutions

15.4                   Every alternate director, if authorized by the notice appointing him or her, may sign in place of his or her appointor any resolutions to be consented to in writing.

Alternate Director an Agent

15.5                   Every alternate director is deemed to be the agent of his or her appointor.

Revocation or Amendment of Appointment of Alternate Director

15.6                   An appointor may at any time, by notice in writing received by the Company, revoke or amend the terms of the appointment of an alternate director appointed by him or her.

Ceasing to be an Alternate Director

15.7                   The appointment of an alternate director ceases when:

(a)        his or her appointor ceases to be a director and is not promptly re-elected or re-appointed;

(b)        the alternate director dies;

(c)        the alternate director resigns as an alternate director by notice in writing provided to the Company or a lawyer for the Company;

(d)        the alternate director ceases to be qualified to act as a director; or

(e)        the term of his appointment expires, or his or her appointor revokes the appointment of the alternate directors.

Remuneration and Expenses of Alternate Director

15.8                   The Company may reimburse an alternate director for the reasonable expenses that would be properly reimbursed if he or she were a director, and the alternate director is entitled to receive from the Company such proportion, if any, of the remuneration otherwise payable to the appointor as the appointor may from time to time direct.

Part 16

POWERS AND DUTIES OF DIRECTORS

Powers of Management

16.1                   The directors must, subject to the Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Act or by these Articles, required to be exercised by the shareholders of the Company. Notwithstanding the generality of the foregoing, the directors may set the remuneration of the auditor of the Company.

Appointment of Attorney of Company

16.2                   The directors may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her.

Part 17

INTERESTs OF DIRECTORS and officers

Obligation to Account for Profits

17.1                   A director or senior officer who holds a disclosable interest (as that term is used in the Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Act.

Restrictions on Voting by Reason of Interest

17.2                   A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors’ resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution.

Interested Director Counted in Quorum

17.3                   A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting.

Disclosure of Conflict of Interest or Property

17.4                   A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual’s duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Act.

Director Holding Other Office in the Company

17.5                   A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

No Disqualification

17.6                   No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason.

Professional Services by Director or Officer

17.7                   Subject to the Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.

Director or Officer in Other Corporations

17.8                   A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other person.

Part 18

PROCEEDINGS OF DIRECTORS

Meetings of Directors

18.1                   The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine.

Voting at Meetings

18.2                   Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting has a second or casting vote.

Chair of Meetings

18.3                   The following individual is entitled to preside as chair at a meeting of directors:

(a)        the chair of the board, if any;

(b)        in the absence of the chair of the board, the president, if any, if the president is a director; or

(c)        any other director chosen by the directors if:

(i)        neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting;

(ii)        neither the chair of the board nor the president, if a director, is willing to chair the meeting; or

(iii)        the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that they will not be present at the meeting.

Meetings by Telephone or Other Communications Medium

18.4                   A director may participate in a meeting of the directors or of any committee of the directors:

(a)        in person; or

(b)        by telephone or by other communications medium if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other.

A director who participates in a meeting in a manner contemplated by this §18.4 is deemed for all purposes of the Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

Calling of Meetings

18.5                   A director may, and the secretary or an assistant secretary of the Company, if any, on the request of a director must, call a meeting of the directors at any time.

Notice of Meetings

18.6                   Other than for meetings held at regular intervals as determined by the directors pursuant to §18.1, 48 hours’ notice or such lesser notice as the Chairman in his discretion determines, acting reasonably, is appropriate in any unusual circumstances of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors by any method set out in §24.1 or orally or by telephone.

When Notice Not Required

18.7                   It is not necessary to give notice of a meeting of the directors to a director if:

(a)        the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of the directors at which that director is appointed; or

(b)        the director has waived notice of the meeting.

Meeting Valid Despite Failure to Give Notice

18.8                   The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director, does not invalidate any proceedings at that meeting.

Waiver of Notice of Meetings

18.9                   Any director may send to the Company a document signed by him or her waiving notice of any past, present or future meeting or meetings of the directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of any meeting of the directors need be given to that director and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director. Attendance of a director or alternate director at a meeting of the directors is a waiver of notice of the meeting unless that director or alternate director attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

Quorum

18.10                 The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be a majority of the directors or, if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting.

Validity of Acts Where Appointment Defective

18.11                 Subject to the Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.

Consent Resolutions in Writing

18.12                 A resolution of the directors or of any committee of the directors may be passed without a meeting:

(a)        in all cases, if each of the directors entitled to vote on the resolution consents to it in writing; or

(b)        in the case of a resolution to approve a contract or transaction in respect of which a director has disclosed that he or she has or may have a disclosable interest, if each of the other directors who have not made such a disclosure consents in writing to the resolution.

A consent in writing under this §18.12 may be by signed document, fax, email or any other method of transmitting legibly recorded messages. A consent in writing may be in two or more counterparts which together are deemed to constitute one consent in writing. A resolution of the directors or of any committee of the directors passed in accordance with this §18.12 is effective on the date stated in the consent in writing or on the latest date stated on any counterpart and is deemed to be a proceeding at a meeting of directors or of the committee of the directors and to be as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors that satisfies all the requirements of the Act and all the requirements of these Articles relating to meetings of the directors or of a committee of the directors.

Part 19

EXECUTIVE AND OTHER COMMITTEES

Appointment and Powers of Executive Committee

19.1                   The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, and this committee has, during the intervals between meetings of the board of directors, all of the directors’ powers, except:

(a)        the power to fill vacancies in the board of directors;

(b)        the power to remove a director;

(c)        the power to change the membership of, or fill vacancies in, any committee of the directors; and

(d)        such other powers, if any, as may be set out in the resolution or any subsequent directors’ resolution.

Appointment and Powers of Other Committees

19.2                   The directors may, by resolution:

(a)        appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate;

(b)        delegate to a committee appointed under §(a) any of the directors’ powers, except:

(i)        the power to fill vacancies in the board of directors;

(ii)        the power to remove a director;

(iii)        the power to change the membership of, or fill vacancies in, any committee of the directors; and

(iv)        the power to appoint or remove officers appointed by the directors; and

(c)        make any delegation referred to in §(b) subject to the conditions set out in the resolution or any subsequent directors’ resolution.

Obligations of Committees

19.3                   Any committee appointed under §19.1 or §19.2, in the exercise of the powers delegated to it, must:

(a)        conform to any rules that may from time to time be imposed on it by the directors; and

(b)        report every act or thing done in exercise of those powers at such times as the directors may require.

Powers of Board

19.4                   The directors may, at any time, with respect to a committee appointed under §19.1 or §19.2:

(a)        revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding;

(b)        terminate the appointment of, or change the membership of, the committee; and

(c)        fill vacancies in the committee.

Committee Meetings

19.5                   Subject to §19.3(a) and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under §19.1 or §19.2:

(a)        the committee may meet and adjourn as it thinks proper;

(b)        the committee may elect a chair of its meetings but, if no chair of a meeting is elected, or if at a meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting;

(c)        a majority of the members of the committee constitutes a quorum of the committee; and

(d)        questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting does not have a second or casting vote.

Part 20

OFFICERS

Directors May Appoint Officers

20.1                   The directors may, from time to time, appoint such officers, if any, as the directors determine and the directors may, at any time, terminate any such appointment.

Functions, Duties and Powers of Officers

20.2                   The directors may, for each officer:

(a)        determine the functions and duties of the officer;

(b)        entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and

(c)        revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

Qualifications

20.3                   No person may be appointed as an officer unless that person is qualified in accordance with the Act. One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as a managing director must be a director. Any other officer need not be a director.

Remuneration and Terms of Appointment

20.4                   All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors thinks fit and are subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after he or she ceases to hold such office or leaves the employment of the Company, a pension or gratuity.

Part 21

INDEMNIFICATION

Definitions

21.1                   In this Part 21:

(a)        “eligible party”, in relation to a company, means an individual who:

(i)        is or was a director, alternate director or officer of the Company;

(ii)        is or was a director, alternate director or officer of another corporation at a time when the corporation is or was an affiliate of the Company, or at the request of the Company; or

(iii)        at the request of the Company, is or was, or holds or held a position equivalent to that of, a director, alternate director or officer of a partnership, trust, joint venture or other unincorporated entity;

and includes, except in the definition of “eligible proceeding”, and §163(1)(c) and (d) and §165 of the Act, the heirs and personal or other legal representatives of that individual;

(b)        “eligible penalty” means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding;

(c)        “eligible proceeding” means a proceeding in which an eligible party or any of the heirs and personal or other legal representatives of the eligible party, by reason of the eligible party being or having been a director, alternate director or officer of, or holding or having held a position equivalent to that of a director, alternate director or officer of, the Company or an associated corporation

(i)        is or may be joined as a party; or

(ii)        is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding;

(d)        “expenses” has the meaning set out in the Act and includes costs, charges and expenses, including legal and other fees, but does not include judgments, penalties, fines or amounts paid in settlement of a proceeding; and

(e)        “proceeding” includes any legal proceeding or investigative action, whether current, threatened, pending or completed.

Mandatory Indemnification of Eligible Parties

21.2                   Subject to the Act, the Company must indemnify each eligible party and the heirs and legal personal representatives of each eligible party against all eligible penalties to which such person is or may be liable, and the Company must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. Each eligible party is deemed to have contracted with the Company on the terms of the indemnity contained in this §21.2.

Indemnification of Other Persons

21.3                   Subject to any restrictions in the Act, the Company may agree to indemnify and may indemnify any person (including an eligible party) against eligible penalties and pay expenses incurred in connection with the performance of services by that person for the Company.

Authority to Advance Expenses

21.4                   The Company may advance expenses to an eligible party to the extent permitted by and in accordance with the Act.

Non-Compliance with Act

21.5                   Subject to the Act, the failure of an eligible party of the Company to comply with the Act or these Articles or, if applicable, any former Companies Act or former Articles does not, of itself, invalidate any indemnity to which he or she is entitled under this Part 21.

Company May Purchase Insurance

21.6                   The Company may purchase and maintain insurance for the benefit of any eligible party (or the heirs or legal personal representatives of any eligible party) against any liability incurred by any eligible party.

Part 22

DIVIDENDS

Payment of Dividends Subject to Special Rights

22.1                   The provisions of this Part 22 are subject to the rights, if any, of shareholders holding shares with special rights as to dividends.

Declaration of Dividends

22.2                   Subject to the Act, the directors may from time to time declare and authorize payment of such dividends as they may deem advisable.

No Notice Required

22.3                   The directors need not give notice to any shareholder of any declaration under §22.2.

Record Date

22.4                   The directors must set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months.

Manner of Paying Dividend

22.5                   A resolution declaring a dividend may direct payment of the dividend wholly or partly in money or by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company or any other corporation, or in any one or more of those ways.

Settlement of Difficulties

22.6                   If any difficulty arises in regard to a distribution under §22.5, the directors may settle the difficulty as they deem advisable, and, in particular, may:

(a)        set the value for distribution of specific assets;

(b)        determine that money in substitution for all or any part of the specific assets to which any shareholders are entitled may be paid to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties; and

(c)        vest any such specific assets in trustees for the persons entitled to the dividend.

When Dividend Payable

22.7                   Any dividend may be made payable on such date as is fixed by the directors.

Dividends to be Paid in Accordance with Number of Shares

22.8                   All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.

Receipt by Joint Shareholders

22.9                   If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

Dividend Bears No Interest

22.10                 No dividend bears interest against the Company.

Fractional Dividends

22.11                 If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

Payment of Dividends

22.12                 Any dividend or other distribution payable in money in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the registered address of the shareholder, or in the case of joint shareholders, to the registered address of the joint shareholder who is first named on the central securities register, or to the person and to the address the shareholder or joint shareholders may direct in writing. The mailing of such cheque will, to the extent of the sum represented by the cheque (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.

Capitalization of Retained Earnings or Surplus

22.13                 Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any retained earnings or surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the retained earnings or surplus so capitalized or any part thereof.

Part 23

accounting records and auditor

Recording of Financial Affairs

23.1                   The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the Act.

Inspection of Accounting Records

23.2                   Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company.

Part 24

NOTICES

Method of Giving Notice

24.1                   Unless the Act or these Articles provide otherwise, a notice, statement, report or other record required or permitted by the Act or these Articles to be sent by or to a person may be sent by:

(a)        mail addressed to the person at the applicable address for that person as follows:

(i)        for a record mailed to a shareholder, the shareholder’s registered address;

(ii)        for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class;

(iii)        in any other case, the mailing address of the intended recipient;

(b)        delivery at the applicable address for that person as follows, addressed to the person:

(i)        for a record delivered to a shareholder, the shareholder’s registered address;

(ii)        for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class;

(iii)        in any other case, the delivery address of the intended recipient;

(c)        sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

(d)        sending the record by email to the email address provided by the intended recipient for the sending of that record or records of that class;

(e)        physical delivery to the intended recipient.

Deemed Receipt of Mailing

24.2                   A notice, statement, report or other record that is:

(a)        mailed to a person by ordinary mail to the applicable address for that person referred to in §24.1 is deemed to be received by the person to whom it was mailed on the day (Saturdays, Sundays and holidays excepted) following the date of mailing;

(b)        faxed to a person to the fax number provided by that person referred to in §24.1 is deemed to be received by the person to whom it was faxed on the day it was faxed; and

(c)        emailed to a person to the e-mail address provided by that person referred to in §24.1 is deemed to be received by the person to whom it was e-mailed on the day that it was emailed.

Certificate of Sending

24.3                   A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that capacity on behalf of the Company stating that a notice, statement, report or other record was sent in accordance with §24.1 is conclusive evidence of that fact.

Notice to Joint Shareholders

24.4                   A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing such record to the joint shareholder first named in the central securities register in respect of the share.

Notice to Legal Personal Representatives and Trustees

24.5                   A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:

(a)        mailing the record, addressed to them:

(i)        by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and

(ii)        at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or

(b)        if an address referred to in §(a)(ii) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

Undelivered Notices

24.6                   If on two consecutive occasions, a notice, statement, report or other record is sent to a shareholder pursuant to §24.1 and on each of those occasions any such record is returned because the shareholder cannot be located, the Company shall not be required to send any further records to the shareholder until the shareholder informs the Company in writing of his or her new address.

Part 25

SEAL

Who May Attest Seal

25.1                   Except as provided in §25.2 and §25.3, the Company’s seal, if any, must not be impressed on any record except when that impression is attested by the signatures of:

(a)        any two directors;

(b)        any officer, together with any director;

(c)        if the Company only has one director, that director; or

(d)        any one or more directors or officers or persons as may be determined by the directors.

Sealing Copies

25.2                   For the purpose of certifying under seal a certificate of incumbency of the directors or officers of the Company or a true copy of any resolution or other document, despite §25.1, the impression of the seal may be attested by the signature of any director or officer or the signature of any other person as may be determined by the directors.

Mechanical Reproduction of Seal

25.3                   The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as they may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more un-mounted dies reproducing the seal and such persons as are authorized under §25.1 to attest the Company’s seal may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them.

Amended and Restated	, 2015
Date:

# STELLAR BIOTECHNOLOGIES, INC.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

CQHQ 000001

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
CANADA

**Security Class**
**COMMON SHARES**

**Holder Account Number**

C9999999999 IND

Fold

## Form of Proxy - Special Meeting to be held on Thursday, October 29, 2015 at 10:00 AM (Pacific Time)

## This Form of Proxy is solicited by and on behalf of the Board of Directors.

### Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a shareholder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

Fold

**Proxies submitted must be received by 10:00 AM (Pacific Time) on Tuesday, October 27, 2015.**

## VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

**To Vote Using the Telephone**

- Call the number listed BELOW from a touch tone telephone.

**1-866-732-VOTE (8683) Toll Free**

**To Vote Using the Internet**

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

**If you vote by telephone or the Internet, DO NOT mail back this proxy.**

**Voting by mail** may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
**Voting by mail or by Internet** are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

**To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.**

**CONTROL NUMBER 23456 78901 23456**

CQHQ_PRX_215445/000001/000001/i

SAM SAMPLE

C9999999999

IND C02

## Appointment of Proxyholder

**I/We being holder(s) of Stellar Biotechnologies, Inc. hereby appoint**: Frank R. Oakes, President, Chief Executive Officer and Chairman of the Board of the Company, or failing him, Mark McPartland, VP Corporate Development and Communications of the Company,

**OR**

**Print the name of the person you are appointing if this person is someone other than the appointed proxyholders.**

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Special Meeting of shareholders of Stellar Biotechnologies, Inc. to be held at 350 E. Port Hueneme Road, Port Hueneme, California, 93041, on Thursday, October 29, 2015 at 10:00 AM (Pacific Time) and at any adjournment or postponement thereof.

**VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.**

| | For | Against |
|---|---|---|
| 1. **Amendment of Articles of the Company**<br>To approve an amendment to the Articles of the Company to change the quorum requirement for the transaction of business at shareholder meetings from 5% of the issued shares entitled to vote to 33 1/3% of the issued shares entitled to vote. | ☐ | ☐ |

Fold

Fold

**Authorized Signature(s) - This section must be completed for your instructions to be executed.**

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

**Signature(s)**

**Date**

DD / MM / YY

C Q H Q 215445 1 P R A R 0 99999

**STELLAR BIOTECHNOLOGIES, INC.**

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

CQHQ 000002

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
AUSTRALIA

**Security Class**
**COMMON SHARES**

**Holder Account Number**

C9999999999 IND

Fold

## Form of Proxy - Special Meeting to be held on Thursday, October 29, 2015 at 10:00 AM (Pacific Time)

## This Form of Proxy is solicited by and on behalf of the Board of Directors.

### Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a shareholder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

Fold

**Proxies submitted must be received by 10:00 AM (Pacific Time) on Tuesday, October 27, 2015.**

## VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

**To Vote Using the Telephone**

- Call the number listed BELOW from a touch tone telephone.

**312-588-4290 Direct Dial**

**To Vote Using the Internet**

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

**If you vote by telephone or the Internet, DO NOT mail back this proxy.**

**Voting by mail** may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
**Voting by mail or by Internet** are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

**To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.**

**CONTROL NUMBER 23456 78901 23456**

CQHQ_PRX_215445/000002/000002/i

SAM SAMPLE

C9999999999

IND C02

## Appointment of Proxyholder

**I/We being holder(s) of Stellar Biotechnologies, Inc. hereby appoint:** Frank R. Oakes, President, Chief Executive Officer and Chairman of the Board of the Company, or failing him, Mark McPartland, VP Corporate Development and Communications of the Company,

**OR**

**Print the name of the person you are appointing if this person is someone other than the appointed proxyholders.**

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Special Meeting of shareholders of Stellar Biotechnologies, Inc. to be held at 350 E. Port Hueneme Road, Port Hueneme, California, 93041, on Thursday, October 29, 2015 at 10:00 AM (Pacific Time) and at any adjournment or postponement thereof.

**VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.**

| | For | Against |
|---|---|---|
| 1. **Amendment of Articles of the Company**<br>To approve an amendment to the Articles of the Company to change the quorum requirement for the transaction of business at shareholder meetings from 5% of the issued shares entitled to vote to 33 1/3% of the issued shares entitled to vote. | ☐ | ☐ |

Fold

Fold

**Authorized Signature(s) - This section must be completed for your instructions to be executed.**

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

C Q H Q 2 1 5 4 4 5 1 P R A R 0 9 9 9 9 9